Exhibit A.2




                         AMENDED AND RESTATED TERM NOTE
                         ------------------------------


$6,000,000                                                    Edison, New Jersey
                                                               December 22, 1995
                                                              as of June 6, 1994


         FOR VALUE RECEIVED, the undersigned, E&B Marine Inc., a Delaware corporation, Central Marine Supply Inc., a New Jersey corporation, E & B Marine Supply, Inc., a New Jersey corporation, E & B Marine Supply, Inc., a Maryland corporation, E&B Marine Supply (Florida) Inc., a Delaware corporation, James Bliss & Co., Inc., a Massachusetts corporation, Goldbergs' Marine Distributors, Inc., a Delaware corporation, Sea Ranger Marine Inc., a Delaware corporation, and Krista Corporation, a Delaware corporation (collectively, the "COMPANIES"), hereby jointly and severally and unconditionally promise to pay to the order of United Jersey Bank (the "BANK"), at its office located at 210 Main Street, Hackensack, New Jersey 07602, in lawful money of the United States of America and in immediately available funds, the principal amount of SIX MILLION DOLLARS ($6,000,000) in nine (9) installments to be paid on each of the dates set forth below, each such installment to be in the amount set forth opposite the relevant date:

               PRINCIPAL PAYMENT DATE            AMOUNT
               ----------------------            ------

                  May 1, 1996                 $  150,000
                  June 1, 1996                   150,000
                  July 1, 1996                   150,000
                  August 1, 1996                 150,000
                  May 1, 1997                    400,000
                  June 1, 1997                   400,000
                  July 1, 1997                   400,000
                  August 1, 1997                 400,000
                  May 31, 1998                 3,800,000

         The undersigned further jointly and severally agree to pay interest in like money at such office on the unpaid principal amount hereof from time to time as follows: (i) from and including the date hereof until December 31, 1997 at a variable rate per annum equal to 1 1/2% above the Floating Base Rate (as defined below) and (ii) from and including January 1, 1998 until the principal amount hereof is paid in full at a variable rate per annum equal to 2% above the Floating Base Rate, as such rates of interest may be increased as provided in
Section 10 of the Credit Agreement referred to below. Interest shall be payable in arrears on each Interest Payment Date, commencing on the first such date to occur after the date hereof and upon



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payment (including prepayment) in full of the unpaid principal amount hereof.
The holder of this Note is authorized to endorse the date and amount of the Term Loan, the date and amount of each payment or prepayment of principal with respect thereto on the schedule annexed hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, which endorsements shall constitute conclusive evidence of the accuracy of the information endorsed in the absence of manifest error, PROVIDED that failure by the Bank to make any such endorsement on this Note or any error with respect to such endorsement shall not affect the obligations of any Company under this Note, the Credit Agreement or any other Credit Document.

         For the purposes hereof, the "Floating Base Rate" shall mean the floating rate of interest established from time to time by the Bank as its "floating base rate". The Floating Base Rate is determined from time to time by the Bank as a means of pricing some loans to its customers and is neither tied to any external rate of interest or index, nor does it necessarily reflect the lowest rate of interest actually charged by the Bank to any particular class or category of customers of the Bank.

         This Note (i) is the Amended and Restated Term Note referred to in the Credit Agreement dated as of June 6, 1994, as amended by the First Amendment of Credit Agreement, Security Agreement and Pledge Agreement dated as of September 12, 1994, the Second Amendment of Credit Agreement dated as of March 8, 1995, the Third Amendment of Credit Agreement dated as of October 27, 1995, a letter agreement dated November 13, 1995 and the Fifth Amendment of Credit Agreement dated as of the date hereof (collectively, and as further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Companies and the Bank, (ii) is entitled to the benefits of the Credit Agreement, (iii) is secured as provided in the Credit Agreement, (iv) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement, PROVIDED that any prepayment hereof shall be accompanied by a fee or prepayment penalty to the extent required by paragraph 5.2(d) or paragraph 5.6(a) of the Credit Agreement, and (v) is subject to late charges as provided in the Credit Agreement. Capitalized terms used herein but not otherwise defined shall have the meanings given them in the Credit Agreement.

         Upon the occurrence and during the continuance of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.



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         This Note has been executed and delivered by the Companies and accepted by the Bank in substitution and replacement for, but not in payment, satisfaction or cancellation of the Indebtedness outstanding under, the following: (i) the Term Note dated June 6, 1994, in the original principal amount of $3,500,000, executed by the Companies in favor of the Bank, and (ii) the Second Term Note dated March 8, 1995, in the original principal amount of $2,500,000, executed by the Companies in favor of the Bank.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW JERSEY.


                           E&B MARINE INC., a Delaware corporation



                           By:  /s/  WALFRIDO A. MARTINEZ
                              -----------------------------
                              Name:   Walfrido A. Martinez
                              Title:  Senior Vice President and
                                      Chief Financial Officer


                           CENTRAL MARINE SUPPLY INC., a New Jersey corporation



                           By:  /s/  WALFRIDO A. MARTINEZ
                              -----------------------------
                              Name:   Walfrido A. Martinez
                              Title:  Vice President and Chief
                                      Financial Officer


                           E & B MARINE SUPPLY, INC., a New Jersey
                           corporation



                           By:  /s/  WALFRIDO A. MARTINEZ
                              -----------------------------
                              Name:   Walfrido A. Martinez
                              Title:  Vice President and Chief
                                      Financial Officer

                           E & B MARINE SUPPLY, INC., a Maryland
                           corporation



                           By:  /s/  WALFRIDO A. MARTINEZ
                              -----------------------------
                              Name:   Walfrido A. Martinez
                              Title:  Vice President and Chief
                                      Financial Officer



                           E&B MARINE SUPPLY (FLORIDA) INC., a
                           Delaware corporation



                           By:  /s/  WALFRIDO A. MARTINEZ
                              -----------------------------
                              Name:   Walfrido A. Martinez
                              Title:  Vice President and Chief
                                      Financial Officer



                           JAMES BLISS & CO., INC., a Massachusetts corporation



                           By:  /s/  WALFRIDO A. MARTINEZ
                              -----------------------------
                              Name:   Walfrido A. Martinez
                              Title:  Vice President and Chief
                                      Financial Officer



                           GOLDBERGS' MARINE DISTRIBUTORS, INC., a
                           Delaware corporation



                           By:  /s/  WALFRIDO A. MARTINEZ
                              -----------------------------
                              Name:   Walfrido A. Martinez
                              Title:  Vice President and Chief
                                      Financial Officer

                           SEA RANGER MARINE INC., a Delaware
                           corporation



                           By:  /s/  WALFRIDO A. MARTINEZ
                              -----------------------------
                              Name:   Walfrido A. Martinez
                              Title:  Vice President and Chief
                                      Financial Officer



                           KRISTA CORPORATION, a Delaware
                           corporation



                           By:  /s/  WALFRIDO A. MARTINEZ
                              -----------------------------
                              Name:   Walfrido A. Martinez
                              Title:  Vice President and Chief
                                      Financial Officer



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                                                                        SCHEDULE
                                                                         TO NOTE
                                                                         -------


                       PAYMENTS WITH RESPECT TO TERM LOAN
                       ----------------------------------


                                  Unpaid
                                  Principal
              Amount Of           Balance Of
              Term                Term           Notation
     Date     Loan Paid           Loan           Made By
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